GAMCO MATHERS FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                   May 1, 2007 as supplemented on June 6, 2007


This Statement of Additional Information (the "SAI"), which is not a prospectus, describes the GAMCO Mathers Fund, a Delaware statutory trust (the "Fund"). This SAI should be read in conjunction with the Fund's current Prospectus dated May 1, 2007. This SAI is incorporated by reference in its entirety into the Fund's Prospectus. For a free copy of the Prospectus, please contact the Fund at the address, telephone number, or Internet website printed below. Portions of the Fund's annual report to shareholders are incorporated by reference into this SAI.


                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone 800-GABELLI (800-422-3554)
                                 WWW.GABELLI.COM


                                TABLE OF CONTENTS
                                                                         PAGE

GENERAL INFORMATION.......................................................2
INVESTMENT STRATEGIES AND RISKS...........................................2
INVESTMENT RESTRICTIONS ..................................................6
PORTFOLIO HOLDINGS INFORMATION............................................9
TRUSTEES AND OFFICERS ...................................................11
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...............................17
INVESTMENT ADVISORY AND OTHER SERVICES ..................................17
DISTRIBUTION PLAN........................................................23
PORTFOLIO TRANSACTIONS AND BROKERAGE ....................................25
REDEMPTION OF SHARES.....................................................27
DETERMINATION OF NET ASSET VALUE.........................................28
DIVIDENDS, DISTRIBUTIONS, AND TAXES......................................29
INVESTMENT PERFORMANCE INFORMATION.......................................32
DESCRIPTION OF THE FUND'S SHARES.........................................33
FINANCIAL STATEMENTS.....................................................33

                               GENERAL INFORMATION

The Fund is a diversified open-end management investment company organized under the laws of the State of Delaware on June 17, 1999. The Fund commenced operations on October 1, 1999 as the successor to Mathers Fund, Inc., a Maryland corporation incorporated on March 31, 1965 that commenced operations on August 19, 1965. Any reference herein to the Fund, including any financial information, and performance data relating to the period prior to October 1, 1999, reflects the Fund as constituted prior to the commencement of operations as a trust.

                         INVESTMENT STRATEGIES AND RISKS

The Fund's investment objective, how the Fund seeks to achieve its investment objective, and the principal investment strategies by which the Fund will pursue its objective are generally set forth in the Prospectus. This section describes in more detail certain securities in which the Fund may invest, and certain investment practices and restrictions and is intended to augment the description found in the Prospectus.

FIXED-INCOME SECURITIES

The Fund may, subject to the limitation described under "Fundamental Policies," invest all or any portion of its assets in high quality fixed-income securities, which may include the following:
        o  U.S.  Treasury bills, notes, or bonds;
        o banker's acceptances and certificates of deposit of the 50 largest commercial banks in the United States, measured by total assets as shown by their most recent annual financial statements;
        o commercial paper rated "A-l" or "A-2" by Standard & Poor's Rating Services ("S&P"), a division of The McGraw-Hill Companies, Inc., or P-l or P-2 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding debt issue rated "AA" or better by S&P or "Aa" or better by Moody's; or
        o  repurchase agreements with respect to the foregoing.

REPURCHASE AGREEMENTS

The Fund will not invest over 10% of its assets in repurchase agreements with maturities of over seven (7) days. Underlying securities subject to a repurchase agreement are held in a segregated account in which the custodian holds assets on behalf of the Fund and others. If the counterparty fails to repurchase any such securities, the Fund could experience losses that include:
        o possible decline in their value while the Fund seeks to enforce its rights;
        o possible loss of all or a part of the income or proceeds of the repurchase;

        o  possible loss of rights in such securities; or

        o  additional expenses to the Fund in enforcing its rights.

SHORT SALES OF SECURITIES

The Fund may, subject to the limitation described under "Non-Fundamental Policies," effect short sales of securities. A short sale is a transaction in which the Fund sells a security which it does not then own in order to profit from the potential decline in the market price of that security. To meet its settlement obligation, the Fund borrows the security sold short from a broker and delivers that security to the buyer. The Fund is then obligated to return the borrowed security to the broker, typically at an unspecified future date. At that time, the Fund purchases an equivalent number of shares of the same shorted security at its then current market price in order to cover the short position and effect the return. The price at such time may be more or less than the price at which the Fund sold the security short. The transaction will be profitable to the Fund if the price of the security (less related transaction costs) at the time it is purchased is less than its price at the time the Fund entered into the short sale. Conversely, if the price of the security (less related transaction costs) is greater at the time of purchase than at the time of the short sale, the transaction will result in a loss. The Fund will be obligated to reimburse the lender for any dividends paid on the borrowed stock during the period of the open short position and may have to pay a fee to borrow certain stocks.

Pursuant to rules imposed by the Securities and Exchange Commission (the "SEC"), until the Fund covers its short position, the Fund will be required to maintain a segregated account with its custodian, containing cash, liquid debt or equity securities, such that the amount deposited in the segregated account, plus the amount deposited with the broker as collateral (excluding initial proceeds from the short sale) equals the current market value of the security sold short.

The Fund may sell securities short when it believes that prices of such securities are likely to decline, thereby giving the Fund the opportunity to potentially profit from any such decline.

The short sale of securities is generally considered a speculative investment strategy. However, there are risks associated with short sales, which may include but are not limited to: (i) the decision of whether, when, and how to utilize short selling, which involves the exercise of skill and judgment , unless the Fund's portfolio manager correctly anticipates the price movements of securities, it is possible that, for at least certain short sales, the Fund would have been better off if the short sale had not been made; (ii) the inability to set a theoretical limit on potential losses for a short sale, as unlike a long purchase, the investor cannot lose more than the purchase price;
(iii) certain conditions in which short sales of securities could increase the volatility of the Fund or decrease its liquidity; (iv) possible volatility or illiquidity in the markets which could result in difficulty in closing out an existing short position, causing a continuing exposure to adverse price movements until the position is covered; (v) the lender of a security borrowing and selling short may call the security back, possibly causing a premature close-out of the short position; and (vi) the amount of any gain will be decreased, and the amount of any loss increased, by the amount of dividends or interest the Fund may be required to pay in connection with a short sale.

CORPORATE REORGANIZATIONS

In general, securities of companies engaged in reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Fund's adviser, Gabelli Funds, LLC (the "Adviser") which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offer or as well as the dynamics of the business climate when the offer or proposal is in progress.

Since such investments are ordinarily short term in nature, they will tend to increase the Fund's portfolio turnover ratio thereby increasing its brokerage and other transaction expenses. The portfolio manager intends to select investments of the type described which, in the Adviser's view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

STOCK INDEX OPTIONS

The Fund may, subject to the limitation described under "Non-Fundamental Policies", purchase put and call options on stock indices for hedging purposes in circumstances believed appropriate by the Adviser. Stock index options are issued by the Options Clearing Corporation. The Fund will only purchase stock index options which are traded on a national securities exchange such as the Chicago Board Options Exchange, Inc. Upon purchase of a stock index option, the Fund will pay a purchase price (the "premium") and brokerage commissions and fees (collectively, together with the premium, "transaction costs"). Such options confer upon the holder the right to receive upon exercise an amount of cash which is based on the difference between the exercise price of the option and the closing level of the underlying stock index on the exercise date multiplied by a specified dollar amount. The right to receive any cash amount depends on the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

A stock index option may be exercised only during its remaining life and may be sold prior to expiration. The value of an option will generally vary directly in the case of a call, and inversely in the case of a put, with movements in the underlying index, and the percentage fluctuations in the value of an option may be many times greater than those of the underlying index. Call index options may be purchased as a hedge against an increase in the price of securities generally in connection with either sales of portfolio securities or deferrals to a later date of purchases of securities it may desire to purchase. Put index options may be purchased as a hedge against a decline in the price of securities generally rather than selling portfolio securities.

Any protection provided by stock index options is effective only against changes in the level of a stock index and not necessarily against a change in the value of individual securities. Thus, the effectiveness of the use of stock index options as a hedge is dependent on the extent to which price movements of individual securities which are being hedged correlate with price movements in the underlying stock index. Unless a stock index option can be sold or can be exercised at a profit prior to expiration, the Fund will forfeit the entire amount of its transaction costs, often in a relatively short period of time. Any profit that may be realized from the sale or exercise of stock index options will be reduced by related transaction costs.

STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON SUCH CONTRACTS

The Fund may, subject to the limitation described under "Non-Fundamental Policies", purchase or sell stock index futures contracts and options on such contracts for hedging purposes in circumstances believed to be appropriate by the portfolio manager thereby altering the Fund's equity exposure without actually buying or selling underlying equity securities. A stock index futures contract provides that a person with an open position in such a contract has the right to receive, or the obligation to pay, cash amounts on a daily basis during the period such a position is open, based on the daily changes in the difference between the price at which the contract is originally made and the current level of the underlying stock index multiplied by a specified dollar amount. An option on a stock index futures contract gives the holder (purchaser) the right, but not the obligation, in return for payment of the premium (option price), to acquire either a long or a short position (a long position if the option is a call and a short position if the option is a put) in such futures contract at a specified exercise price at any time during the option exercise period. The writer of the stock index futures option has the obligation upon exercise to assume the opposite position on the stock index futures contract.

The Fund's transactions in stock index futures contracts will be executed on U.S. boards of trade designated by the Commodity Futures Trading Commission ("CFTC") as contract markets ("contract markets") through a futures commission merchant (an "FCM") which is a member of the relevant contract market. The contract markets, through their clearinghouses, effectively guarantee that the payments due with respect to stock index futures contracts will be made so that traders need not rely solely on the solvency of individual traders or brokers for the satisfaction of the obligations under open positions. However, in the event of a bankruptcy of the Fund's broker, the Fund may be unable to recover its assets, even assets directly traceable to the Fund from such broker.

At the time the Fund enters into a stock index futures contract, it is required to deposit as "initial margin" a specified amount of cash or cash equivalents per contract. Thereafter, subsequent payments of "variation margin" are made daily to or from the FCM based upon daily changes in the value of the contract (a process known as "marking to market"). Initial margin is in the nature of a performance deposit, which is returned to the Fund unless it defaults in making variation margin payments. Variation margin is the settlement made each day between the Fund and the FCM based upon fluctuations in the price level of such contracts, which under normal market conditions directly reflect fluctuations in the level of the stock index on which the contract is based. A person with a long position in a stock index futures contract (purchaser) has the right to receive payments to the extent that the market price level of such futures contract increases above the level at which such person acquired the long position, and will be obligated to make payments to the extent that such market price level falls below the acquisition price level. The converse is the case for a person with a short position in a stock index futures contract (seller).

Upon exercise of a stock index futures option, the simultaneous acquisition of open positions in the underlying stock index futures contract by the person exercising the option and the writer is accomplished by delivery for the account of the person exercising the option of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the strike price of the stock index futures option. If the stock index futures option is exercised on the last trading day for such option, the writer delivers to the holder cash in an amount equal to the difference between the option strike price and the closing level of the relevant stock index on the date the option expires.

The Fund is exempt from treatment as a "commodity pool operator" pursuant to the regulations under the Commodity Exchange Act and thus has not registered as such with the CFTC.

The Fund may purchase and sell stock index futures contracts and options on such contracts as a hedge against market fluctuations in its portfolio of equity investments or as a means of quickly and efficiently converting the Fund's cash into an equity position. For example, the Fund might use stock index futures contracts to hedge against fluctuations in the general level of stock prices which might adversely affect either the value of the Fund's portfolio securities or the price of securities which the Fund intends to purchase. The Fund's hedging may include sales of stock index futures contracts as an offset against the effect of expected declines in stock prices and purchases of stock index futures contracts as an offset against the effect of expected increases in stock prices.

In its purchase of stock index futures contracts or options on such contracts, the Fund may not necessarily have the contemporaneous intention of converting such positions into specific equity securities by means of the purchase of such securities for the Fund's portfolio, and in its sale of stock index futures contracts or options on such contracts, the Fund may not necessarily have the contemporaneous intention of converting such positions into non-equity holdings by means of the sale of equity securities then held in the Fund's portfolio.

Several risk factors are associated  with trading stock index futures  contracts and options on such contracts. These risks include: (i) an imperfect correlation, limiting the effectiveness of any hedge the Fund may attempt in the futures markets, between the change in market value of the stocks in the Fund's portfolio and the prices of stock index futures contracts and options on such contracts in the Fund's portfolio due to the stocks held by the Fund not fully replicating the stocks underlying the relevant stock index; (ii) possible illiquidity in the markets for stock index futures contracts and options on such contracts which could result in the Fund's inability to close out an existing position resulting in a continuing exposure to adverse price movements; (iii) the highly leveraged nature of stock index futures contracts and options on such contracts, resulting in extreme volatility in the value of such contracts as a percentage of the Fund's assets committed to such positions in the form of futures margins or option premiums; (iv) the fact that the decision of whether, when, and how to hedge involves the exercise of skill and judgment, and unless the Fund's portfolio manager correctly predicts market movements it is possible that as to a particular hedge the Fund would have been better off had a decision to hedge not been made; and (v) the possibility that a stock index futures option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid for it as well as related transaction costs. In addition, certain contract markets have adopted rules requiring the cessation of trading for specified periods in the event of substantial intra-day price changes and overall daily price fluctuation limits (the maximum amount that the price of a stock index futures contract may vary up or down from the previous day's settlement price). The Federal Reserve Board has the authority to oversee the levels of required margin on stock index futures contracts and options on such contracts. The Federal Reserve Board or the CFTC, acting pursuant to delegated authority, could require that minimum margin levels be set at levels which exceed those historically applied by the contract markets.

The price level of a stock index futures contract should correlate with the current level of the related stock index, after adjustment to reflect that a person with a long open futures position will receive interest on the funds such person otherwise would have had to use to acquire the stocks which comprise such index but, at the same time, will receive no dividends on the futures position as would have been the case if such person had actually acquired such stocks. In turbulent market conditions, however, the price level of stock index futures contracts can become disassociated from the level of the related stock index, materially impairing the usefulness of the stock index futures markets for hedging stock positions.

PORTFOLIO TURNOVER

For the fiscal years ended December 31, 2005 and 2006, the portfolio turnover rates for the Fund were 149% and 121%, respectively.

Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

                             INVESTMENT RESTRICTIONS
FUNDAMENTAL POLICIES

The Fund has adopted certain fundamental investment restrictions which may not be changed without approval of a majority of the Fund's shareholders, defined as the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented, or (ii) more than 50% of the outstanding shares of the Fund. Under its fundamental investment restrictions, the Fund may not:

1. Purchase securities on margin (except that the Fund may make margin payments in connection with transactions in stock index futures contracts and options on such contracts and in connection with short sales of securities), participate in a joint-trading account (the bunching of securities transaction orders with orders of other accounts managed by the Adviser not being considered participation in a joint-trading account for this purpose), act as an underwriter or distributor of securities other than shares of the Fund, lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements) or purchase or sell commodities or commodity futures (except that the Fund may purchase or sell stock index futures contracts and options on such contracts) or real estate (marketable securities of companies whose business involves the purchase or sale of real estate, including real estate investment trusts, not being considered real estate for this purpose);

2. Borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 5% of the value of its assets) for emergency or extraordinary purposes, or pledge any of its assets (collateral arrangements with respect to margin for stock index futures contracts and options on such contracts and with respect to short sales of securities not being considered a pledge of assets for this purpose), except to secure such borrowings and only to an extent not greater than 10% of the value of the Fund's net assets. The Fund has not, however, employed the practices of borrowing money, issuing senior securities or pledging any of its assets nor does it intend to employ such practices in the absence of unforeseen circumstances;

3.  Purchase  debt   securities   other  than  those  which  are  publicly  held
    (repurchase agreements not being considered debt securities for this purpose);

4. Purchase securities of other investment companies, except on the open market where no profit or commission results other than the broker's commission, or as part of a plan of merger, consolidation, or reorganization approved by the shareholders of the Fund;

5. Make investments for the purpose of exercising control or management of any company;

6. Purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of any class of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer;

7. Concentrate more than 25% of the value of its assets, exclusive of government securities, in securities issued by companies primarily engaged in the same industry; or

8. Acquire or retain any security issued by a company, an officer or director of which is an officer or trustee of the Fund or an officer, director, or other affiliated person of its investment adviser.

NON-FUNDAMENTAL POLICIES

The Fund has adopted the following non-fundamental policies which may be changed by the Fund's Board of Trustees (the "Board") without shareholder approval. The Fund will not:

1. Purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended;

2. Purchase any interest in any oil, gas, or any other mineral exploration or development program or, except for options on stock indices as set forth in paragraph 7 below, invest in put and call options;

3. Purchase any security if, as a result of such purchase, the Fund would hold more than 10% of any class of the securities of an issuer;

4. Enter into repurchase agreements, except with authorized banks or dealers meeting criteria established by the Adviser, or invest over 10% of its assets in repurchase agreements with maturities of more than seven days;

5. Invest over 10% of its net assets in securities of foreign issuers which are not publicly traded in the United States;

6. Purchase put and call options on stock indices if the total cost (determined as of the time of purchase) of all such options held by the Fund would exceed 5% of the value of the Fund's net assets considered each time such an option is acquired;

7. Enter into stock index futures contracts or options on such contracts if immediately thereafter the aggregate initial margin and premiums (less the amount by which any such options are "in-the-money" at the time of purchase) would exceed 5% of the value of the Fund's total assets after taking into account any unrealized profits and losses on such instruments; or

8. (i) Sell any securities short if immediately thereafter the market value of all securities sold short by the Fund would exceed 50% of the value of the Fund's net assets, or (ii) sell securities of any single issuer short if immediately thereafter the market value of the securities of that issuer that have been sold short by the Fund would exceed 5% of the Fund's net assets or if the securities sold short would constitute more than 3% of a class of the issuer's outstanding securities.

GENERAL

Any percentage limitations referred to in the above investment restrictions are determined at the time a purchase, initial investment, or short sale is made and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from or short position in the Fund's portfolio.

The Fund's fundamental investment restriction as to concentration, described in paragraph 7 under "Fundamental Policies" above, does not apply to investments in government securities (e.g., U.S. Treasury securities) since their issuers are not members of any industry. The Fund includes government securities in determining the value of all of its assets for purposes of calculating the percentage of the value of its assets invested in issuers primarily engaged in an industry.

The Fund may invest, without limitation under the non-fundamental policy described in paragraph 5 under "Non-Fundamental Policies" above, in foreign securities that are U.S. dollar denominated and are publicly traded in the United States and in U.S. dollar denominated American Depositary Receipts (receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer).

Dividends and interest on securities of foreign issuers may be subject to foreign withholding tax, which would reduce the Fund's income without providing a tax credit for the Fund's shareholders. Other risks of investing in foreign securities include political, social, or economic instability in the country where the issuer is domiciled, the difficulty of predicting international trade patterns, exchange rate fluctuations, and, in certain countries, the possibility of expropriation or diplomatic developments that could affect investments in those countries. In addition, less information may be publicly available about a foreign company than about a domestic company, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies, and securities of some foreign companies may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase securities in underwritten prospectus offerings, including so-called "hot" initial public offerings, but will generally do so on the basis of fundamental valuation and/or special situation investment considerations, and not, typically, solely on the basis of supply and demand considerations. Generally, the Fund will seek to participate only when the portfolio manager believes the securities offered are consistent with the Fund's non-prospectus offering security selections and investment risk profile.

                         PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund's portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Fund (collectively, "Portfolio Holdings Information"). In addition, the Fund and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund's website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under terms approved by the Adviser's legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser's interests and the Fund's interests arises, to have such conflict resolved by the Chief Compliance Officer or those Trustees who are not considered to be "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"). These policies further provide that no officer of the Fund or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser.


Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

(1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

(2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

(3) To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board, where such entity has agreed to keep such data confidential until at least it has been made public by the Adviser. The Fund's current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel and financial printers;

(4) To firms providing proxy voting or other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

(5) To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until at least is has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and


(6) To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.



As of the date of this SAI, the Fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting service on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund's administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. The Fund's proxy service is ADP Investor Communication Services. GCom2 provided typesetting services for the Fund, and the Fund selects from a number of financial printers who have agreed to keep such information confidential until at least it has been made public by the Adviser.



Other than these arrangements with the Fund's service providers and proxy voting service, the Fund does not have any ongoing arrangements to make available information about the Fund's portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Adviser, nor any of the Adviser's affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund's Chief Compliance Officer.

                              TRUSTEES AND OFFICERS

Under Delaware law, the Fund's Board is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board also elects the Fund's officers who conduct the daily business of the Fund. Information pertaining to the Trustees and executive officers of the Fund is as follows:


                                            NUMBER OF
                               TERM OF       FUNDS IN
                              OFFICE AND       FUND
                              LENGTH OF      COMPLEX
     NAME, POSITION(S)           TIME      OVERSEEN BY       PRINCIPAL OCCUPATION(S)          OTHER DIRECTORSHIPS
    ADDRESS(1) AND AGE        SERVED(2)      TRUSTEE          DURING PAST FIVE YEARS           HELD BY TRUSTEE(3)
              --------        ------         -------          ----------------------           ---------------
INTERESTED TRUSTEES(4):
MARIO J. GABELLI             Since 1999         24       Chairman and Chief                 Director of Morgan Group
Trustee and Chairman                                     Executive Officer of GAMCO         Holdings, Inc. (holding
Age:  64                                                 Investors, Inc. and Chief          company); Chairman of the
                                                         Investment   Officer  -            Board  of  LICT Corp.
                                                         Value Portfolios   of              (multimedia and communication
                                                         Gabelli Funds, LLC and             services)
                                                         GAMCO Asset  Management
                                                         Inc.;  Director/Trustee
                                                         or   Chief   Investment
                                                         Officer     of    other
                                                         registered   investment
                                                         companies     in    the
                                                         Gabelli Funds  complex;
                                                         and   Chief   Executive
                                                         Officer of GGCP, Inc.

HENRY G. VAN DER EB(5)       Since 1976         3        Senior Vice  President  of GAMCO             ---
Trustee, President and                                   Investors,   Inc.  since  August
Chief Executive Officer                                  2004;  Senior Vice President and
Age:  (6)(2)                                             Portfolio   Manager  of  Gabelli
                                                         Funds,   LLC  and  GAMCO   Asset
                                                         Management   Inc.   since  1999;
                                                         President   and  CEO  of   GAMCO
                                                         Mathers Fund since 1999

INDEPENDENT TRUSTEES:
E. VAL CERUTTI               Since 2001         7        Chief   Executive   Officer   of   Director    of   The   LGL
Trustee                                                  Cerutti    Consultants,    Inc.;   Group,  Inc.  (diversified
Age:  67                                                 Adviser  to  the  Iona   College   manufacturing)
                                                         School of Business

ANTHONY J. COLAVITA          Since 1999         34       Partner   in  the  law  firm  of             ---
Trustee                                                  Anthony J. Colavita, P.C.
Age:  71

VINCENT D. ENRIGHT           Since 1999         13       Former  Senior  Vice   President             ---
Trustee                                                  and Chief  Financial  Officer of

Age:  63                                                 KeySpan    Energy    Corporation
                                                         (utility     holding    company)
                                                         (1994-1998)



                                            NUMBER OF
                               TERM OF       FUNDS IN
                              OFFICE AND       FUND
                              LENGTH OF      COMPLEX
     NAME, POSITION(S)           TIME      OVERSEEN BY        PRINCIPAL OCCUPATION(S)         OTHER DIRECTORSHIPS
    ADDRESS(1) AND AGE        SERVED(2)      TRUSTEE          DURING PAST FIVE YEARS           HELD BY TRUSTEE(3)
    ------------------        ------         -------          ----------------------           ---------------
INDEPENDENT TRUSTEES:(CONTINUED)
ANTHONY R. PUSTORINO         Since 1999        14       Certified    Public    Accountant;  Director of The LGL
Trustee                                                 Professor      Emeritus,      Pace  Group, Inc.
Age:  81                                                University                          (diversified
                                                                                            manufacturing)

WERNER J. ROEDER             Since 1999        23       Medical   Director   of   Lawrence            ---
Trustee                                                 Hospital  and  practicing  private
Age:  66                                                physician

ANTHONIE C. VAN EKRIS        Since 1999        17       Chairman of BALMAC  International,             __
Trustee                                                 Inc.   (commodities   and  futures
Age:  72                                                trading)

OFFICERS:
BRUCE N. ALPERT             Since 1999         --       Executive   Vice   President   and            ----
Executive Vice President                                Chief    Operating    Officer   of
Age:  55                                                Gabelli Funds,  LLC since 1988 and
                                                        an   officer   of   all   of   the
                                                        registered   investment  companies
                                                        in  the  Gabelli  Funds   complex.
                                                        Director and  President of Gabelli
                                                        Advisers, Inc. since 1998.

EDITH L. COOK(5)            Since 1984         --       Prior  to   October   1999,   Vice            ----
Vice President                                          President    and    Treasurer   of
Age:  65                                                Mathers   Fund,   Inc.   and  Vice
                                                        President  of Mathers and Company,
                                                        Inc.

HEIDI M. KOONTZ(5)          Since 1995         --       Prior  to   October   1999,   Vice            ----
Vice President                                          President of Mathers Fund, Inc.
Age:  38

JAMES E. MCKEE              Since 1999         --       Vice  President,  General  Counsel            ----
Vice President and                                      and Secretary of GAMCO  Investors,
Secretary                                               Inc.  since  1999 and GAMCO  Asset
Age:  43                                                Management    Inc.   since   1993;
                                                        Secretary  of all of the
                                                        registered    investment
                                                        companies in the Gabelli
                                                        Funds complex.



                               TERM OF
                              OFFICE AND
                              LENGTH OF
     NAME, POSITION(S)           TIME                                      PRINCIPAL OCCUPATION(S)
    ADDRESS(1) AND AGE        SERVED(2)                                    DURING PAST FIVE YEARS
OFFICERS:(CONTINUED)

AGNES MULLADY                Since 2006                 Treasurer of all of the  registered  investment  companies in
Treasurer                                               the Gabelli Funds complex;  Vice Presideint of Gabelli Funds,
Age:  48                                                LLC since 2007;  Senior Vice  President,  U.S. Trust Company,
                                                        N.A. and Treasurer  and Chief  Financial  Officer,  Excelsior
                                                        Funds from 2004  through 2005;  Chief Financial Officer, AMIC
                                                        Distribution  Partners from 2002 through  2004; Controller of
                                                        Reserve Management  Corporation, and  Reserve  Partners, Inc.
                                                        and  Treasurer  of Reserve  Funds from 2000 through 2002.

ANNE E. MORRISSY, CFA(5)      Since 1987                Prior to October 1999,  Executive Vice  President,  Secretary
Executive Vice President                                and  Director of Mathers  Fund,  Inc.  and Vice  President of
Age:  (4)(6)                                            Mathers and Company,  Inc.  Executive  Vice  President of the
                                                        GAMCO  Mathers Fund and Vice  President  of GAMCO  Investors,
                                                        Inc. since 1999.

PETER D. GOLDSTEIN           Since 2004                 Director  of  Regulatory  Affairs  at GAMCO  Investors,  Inc.
Chief Compliance Officer                                since  2004;   Chief   Compliance   Officer  of  all  of  the
Age 54                                                  registered   investment   companies  in  the  Gabelli   Funds
                                                        complex;  Vice  President of Goldman  Sachs Asset  Management
                                                        from 2000 through 2004.

1  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2  Each  Trustee will hold office for an  indefinite  term until the earliest of
   (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Fund's By-Laws and Agreement and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

5 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the 1940 Act.

4 "Interested person" of the Fund as defined in the 1940 Act. Mario J. Gabelli and Henry G. Van der Eb are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser, as officers or directors of Gabelli Funds, LLC or an affiliated company (and in the case of Mario J. Gabelli, as a controlling shareholder).

5        Address: 2801 Lakeside Drive, Suite 201, Bannockburn, IL 60015.

STANDING BOARD COMMITTEES


The Board has established two standing committees in connection with their governance of the Fund - Audit and Nominating.

The Fund's Audit Committee consists of two members: Messrs. Pustorino (Chairman) and Enright, who are Independent Trustees of the Fund. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of the Fund on February 23, 2007. As set forth in the Charter, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm's responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board and the Fund's independent registered public accounting firm. During the fiscal year ended December 31, 2006, the Audit Committee met twice.


The Fund's Nominating Committee consists of two members: Messrs. Colavita (Chairman) and Roeder, who are Independent Trustees of the Fund. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the year ended December 31, 2006. The Fund does not have a standing compensation committee.

TRUSTEE OWNERSHIP OF FUND SHARES

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Trustee as of December 31, 2006.


---------------------------------------------------------------------------------------------------------------

                                                 DOLLAR RANGE OF EQUITY      AGGREGATE DOLLAR RANGE OF EQUITY
                                                     SECURITIES HELD                  SECURITIES HELD
                                                      IN THE FUND*                   IN FUND COMPLEX*
         NAME OF TRUSTEE
---------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
---------------------------------------------------------------------------------------------------------------
Mario J. Gabelli                                            E                                E
---------------------------------------------------------------------------------------------------------------
Henry G. Van der Eb                                         E                                E
---------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
---------------------------------------------------------------------------------------------------------------
E. Val Cerutti                                              A                                E
---------------------------------------------------------------------------------------------------------------
Anthony J. Colavita**                                       C                                E
---------------------------------------------------------------------------------------------------------------
Vincent D. Enright                                          B                                E
---------------------------------------------------------------------------------------------------------------
Anthony R. Pustorino**                                      B                                E
---------------------------------------------------------------------------------------------------------------
Werner J. Roeder                                            A                                E
---------------------------------------------------------------------------------------------------------------
Anthonie C. van Ekris**                                     C                                E
---------------------------------------------------------------------------------------------------------------

*        KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2006
A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 -  $100,000
E.       Over $100,000

** Messrs. Colavita and Pustorino each beneficially own less than 1% of the common stock of The LGL Group, Inc., having a value of $9,338 and $14,028, respectively, as of December 31, 2006. Mr. van Ekris beneficially owns less than 1% of the common stock of (i) The LGL
         Group,  Inc.  having a value of $11,200  as of  December  31,  2006 and
         (ii) LICT Corp. having a value of $74,400 as of December 31, 2006. The LGL Group, Inc. and LICT Corp. may be deemed to be controlled by Mario J. Gabelli and/or a related person and in that event would be deemed to be under common control with the Fund's Adviser.

TRUSTEE AND OFFICER COMPENSATION

No director, officer or employee of the Adviser or an affiliated company receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each of its Trustees who is not a director, officer or employee of the Adviser or any of its affiliates $5,000 per annum plus $1,000 per meeting attended in person and reimburses each Trustee for related travel and out-of-pocket expenses. The Fund also pays each Trustee serving as a member of the Audit or Nominating Committees a fee of $500 per committee meeting. The Fund does not maintain any deferred compensation, pension or retirement plans, and no pension, or retirement benefits are accrued as part of Fund expenses. Trustees and officers of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.


The following table sets forth certain information regarding the compensation of the Fund's Trustees. No executive officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the fiscal year ended December 31, 2006.





                               COMPENSATION TABLE
                             Aggregate Compensation
                                 from Registrant
                                  (Fiscal Year)

---------------------------------------------------------------------------------------------------------------

                                                                                      TOTAL COMPENSATION
                                                AGGREGATE COMPENSATION              FROM THE FUND AND FUND
       NAME OF PERSON AND POSITION                   FROM THE FUND                         COMPLEX*
---------------------------------------------------------------------------------------------------------------
Mario J. Gabelli                                   $0                                   $ 0 (25)
Trustee
---------------------------------------------------------------------------------------------------------------
E. Val Cerutti                                     $9,000                               $28,500 (7)
Trustee
---------------------------------------------------------------------------------------------------------------
Anthony J. Colavita                                $9,000                               $199,383 (36)
Trustee
---------------------------------------------------------------------------------------------------------------
Vincent D. Enright                                 $10,000                              $77,883 (15)
Trustee
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Anthony R. Pustorino                               $10,000                              $139,500 (14)
Trustee
---------------------------------------------------------------------------------------------------------------
Werner J. Roeder, MD                               $9,000                               $101,000 (23)
Trustee
---------------------------------------------------------------------------------------------------------------
Anthonie C. van Ekris                              $9,000                               $95,383 (19)
Trustee
---------------------------------------------------------------------------------------------------------------
Henry G. Van der Eb                                $0                                   $0 (4)
Trustee
---------------------------------------------------------------------------------------------------------------

o Represents the total compensation paid to such persons for the fiscal year ended December 31, 2006. The parenthetical number represents the number of investment companies (including the Fund) or portfolios thereof from which such person receives compensation and which are considered part of the same "fund complex" as the Fund because they have common or affiliated investment advisers.

CODE OF ETHICS

The Fund, its Adviser and Gabelli & Company, Inc. (the "Distributor") have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES

The Fund has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund.


Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.


A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services, Inc. ("ISS") and its Corporate Governance Service, other third-party services, and the analysts of the Distributor, will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy

Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.


All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser's Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of the Distributor, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the Director of Proxy Services or the Adviser's legal department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.


For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer, and any recommendations by the Distributor's analysts. The Chief Investment Officer or the Distributor's analysts may be invited to present their viewpoints. If the Adviser's Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.


Where a proxy proposal raises a material conflict between the interests of the Fund shareholders on the one hand, and those of the Fund's Adviser the principal underwriters, or other principal underwriter, on the other hand, the conflict will be brought to the Proxy Voting Committee of the Fund to determine a resolution. The Proxy Voting Committee may determine to resolve any conflict itself, may ask the Independent Trustees of the Fund to vote the proxies, which would potentially include the Proxy Voting Committee, or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Proxy Voting Committee will break the tie. The Proxy Voting Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Fund filed Form N-PX with the Fund's complete proxy voting record for the 12 months ended June 30, 2006. This filing for the Fund is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC's website at www.sec.gov.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of April 4, 2007, the following person(s) owned of record or were known to the Fund to own beneficially 5% or more of the Fund's outstanding shares:

            NAME AND ADDRESS             % OF CLASS       NATURE OF OWNERSHIP

      Henry G. Van der Eb                 8.63%               Beneficial
      Bannockburn, IL 60015


As of April 4, 2007, as a group, the Trustees and officers of the Fund beneficially owned 8.97% of the Fund's outstanding shares.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

The  Adviser  is a New  York  limited  liability  company,  which  serves  as an investment  adviser  to 14  open-end  investment  companies,  and  8  closed-end investment companies with aggregate assets in excess of $14.5 billion as of December 31, 2006. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest in GAMCO Investors, Inc. ("GBL"), the parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc. ("GAMCO") acts as investment adviser for individuals, pension trusts, profit-sharing trusts, and endowments, and as sub-adviser to certain third-party investment funds which include registered investment companies, and had assets under management of approximately $12.6 billion as of December 31, 2006; Gabelli Advisers, Inc., a subsidiary of GBL, acts as investment adviser to The Westwood Funds with assets under management of approximately $411 million as of December 31, 2006; Gabelli Securities, Inc., a majority-owned subsidiary of GBL, acts as investment adviser to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $491 million as of December 31, 2006; and Gabelli Fixed Income LLC acts as investment adviser for separate accounts having assets under management of approximately $50 million as of December 31, 2006. Each of the foregoing companies is a subsidiary of GBL.


Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as an investment adviser to the Fund pursuant to an investment advisory agreement (the "Contract"), which was initially approved by the shareholders of the Fund on September 24, 1999, to be effective on October 1, 1999. Pursuant to the Contract, the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.



The Adviser bears all costs and expenses incurred in connection with its duties under the Contract, including the fees or salaries of Trustees or officers of the Fund who are affiliated persons of the Adviser. Subject to the foregoing, the Fund will be responsible for the payment of all of its other expenses, including (i) payment of the fees payable to the Adviser under the agreement;
(ii) organizational expenses; (iii) brokerage fees and commissions;  (iv) taxes;
(v) interest charges on borrowings; (vi) the cost of liability insurance or fidelity bond coverage for the Fund's officers and employees, and trustees' and officers' errors and omissions insurance coverage; (vii) legal, auditing and accounting fees and expenses; (viii) charges of the Fund's custodian, transfer agent and dividend disbursing agent; (ix) the Fund's pro rata portion of dues, fees and charges of any trade association of which the Fund is a member; (x) the expenses of printing, preparing and mailing proxies, stock certificates and reports, including the Fund's Prospectus and Statement of Additional Information, and notices to shareholders; (xi) filing fees for the registration or qualification of the Fund and its shares under federal or state securities law; (xii) the fees and expenses involved in registering and maintaining registration of the Fund's shares with the SEC; (xiii) the expense of holding shareholder meetings; (xiv) the compensation, including fees, of any of the Fund's Trustees, officers or employees who are not affiliated persons of the Adviser; (xv) all expenses of computing the Fund's net asset value per share ("NAV"), including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund's investment portfolio; (xvi) expenses of personnel performing shareholder servicing functions and all other distribution expenses payable by the Fund; and (xvii) litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.


The Contract provides that in the course of the Adviser's execution of portfolio transactions for the Fund, the Adviser may, subject to conditions as may be specified by the Fund's, (i) place orders for the purchase or sale of the Fund's portfolio securities with the Adviser's affiliate, Gabelli & Company, Inc.; and
(ii) pay commissions to brokers other than its affiliate which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable in the performance of its duties hereunder and for the investment management of other advisory accounts over which it or its affiliates exercise investment discretion.


The cost of calculating the Fund's NAV is an expense payable by the Fund pursuant to the Contract. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, the Fund will reimburse the Adviser for such expense, up to $45,000. During the fiscal year ended December 31, 2006, the Fund did not reimburse the Adviser in connection with the cost of computing the Fund's NAV.


The Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position, the Adviser and its employees, officers, trustees, and controlling persons are not liable for any act or omission or for any loss sustained by the Fund. However, the agreement provides that the Fund is not waiving any rights that it may have which cannot be waived. The Contract also provides that the Fund will indemnify the Adviser and each of such persons against any liabilities and expenses incurred in the defense or disposition of any action or proceeding arising out of the Contract unless a court finds that the person seeking indemnification did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund (and, in a criminal case, that the person had no reasonable cause to believe that his or her action was unlawful). The agreement provides specific procedures and standards for making advance payments and permits the Board to disallow indemnification in certain situations.


The Fund has agreed by the terms of the Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities, or products. The Fund has further agreed that in the event that for any reason the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."


By its terms, the Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund's Board or by a "majority" (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Trustees, cast in person at a meeting called specifically for the purpose of voting on the continuance of the Contract. The Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act.


As compensation for its services and related expenses, the Adviser receives a fee computed daily and payable monthly in an amount equal on an annualized basis to 1.00% of the Fund's daily average net assets.


           ----------------------------------------------------
                ADVISORY FEES PAID TO ADVISER BY THE FUND
                    (Fiscal years ended December 31)
           ----------------------------------------------------
           --------------------------- ------------------------
                      2006                    $336,392
           --------------------------- ------------------------
           --------------------------- ------------------------
                      2005                    $393,547
           --------------------------- ------------------------
           --------------------------- ------------------------
                      2004                    $477,238
           --------------------------- ------------------------


PORTFOLIO MANAGER INFORMATION

OTHER ACCOUNTS MANAGED

The table below provides summary information regarding other accounts for which the portfolio manager was primarily responsible for the day-to-day management during the fiscal year ended December 31, 2006.


Name of Portfolio MANAGER    TYPE OF ACCOUNTS       Total      TOTAL ASSETS       # of Accounts       Total Assets
                                                    # of                           Managed with       with Advisory
                                                  Accounts                      Advisory Fee Based    Fee Based on
                                                   MANAGED                        on PERFORMANCE       PERFORMANCE
                                                   -------                          ------------       -----------
     Henry Van der Eb       Registered                0             $0                  0                  $0
                            Investment
                            Companies:
                            Other Pooled              1            $3.3m                1                 $3.3m
                            Investment
                            Vehicles:
                            Other Accounts:          16           $30.2m                0                  $0

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio manager manages more than one account, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only the Fund.


ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more other accounts.

SELECTION OF BROKER/DEALERS. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates he or she manages. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those accounts that could most significantly benefit the portfolio manager.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE

The compensation of the portfolio managers in the Gabelli organization is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. Mr. Van der Eb receives a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund and separate accounts to the extent that the amount exceeds a minimum level of compensation, and a discretionary bonus. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than Mr. Van der Eb's compensation) allocable to the Fund. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity based incentive compensation is based on an evaluation by the Adviser's parent, GAMCO Investors, Inc., of quantitative and qualitative performance evaluation criteria.

Mr. Van der Eb's compensation for managing other accounts is based on a percentage of net revenues received by the Adviser for managing the accounts. Compensation for managing the other accounts that have a performance-based fee has two components. One component of his compensation is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of the performance fee is paid to the portfolio manager.

OWNERSHIP OF SHARES IN THE FUND

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by the Fund's portfolio manager:

                                                     DOLLAR RANGE OF EQUITY
                                                        SECURITIES HELD
         NAME                                           IN THE FUND*

         Henry Van der Eb                                       G

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*        KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2006
A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       $100,001 - $500,000
F.       $500,001 - $1,000,000
G.       over $1,000,000

SUB-ADMINISTRATOR

The Adviser has entered into an agreement (the "Sub-Administra"ion Agreement") with PFPC In". (the "Sub-Administra"or"), which is lo"ated at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations e'cept those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices)' statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the NAV of the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state "Blue Sky" auth"rities; "e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended ("the Code"), an" the Fun"'s investment r'strictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.


For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - 0.0275%; $10 billion to $15 billion - 0.0125%; over $15 billion - 0.01%. The
Sub-Administrator's fee is paid by the Adviser and will result in no additional expense to the Fund.


COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, serves as the Fund's legal counsel.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP ("E&Y"), 2001 Market Street, Philadelphia, Pennsylvania, 19103, independent registered public accounting firm, has been selected to audit the Fund's annual financial statements.

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT



State Street Bank and Trust  Company  ("State  Street"),  225  Franklin  Street,
Boston, Massachusetts 02110, is the Custodian for the Fund's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street located at The BFDS Building, 30 Dan Road, Canton, Massachusetts, 02021-2809, performs the shareholder services on behalf of State Street and acts as the Fund's transfer agent and dividend disbursing agent. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

DISTRIBUTOR

To implement the Fund's Rule 12b-1 Plan, the Fund has entered into a Distribution Agreement with Gabelli & Company, Inc., a New York corporation which is an indirect majority owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis.


Set forth in the table below is the amount of brokerage commissions and other compensation received by the Distributor during the fiscal year ended December 31, 2006.





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NET UNDERWRITING   COMPENSATION ON     BROKERAGE COMMISSIONS  OTHER COMPENSATION
 DISCOUNTS AND     REDEMPTIONS AND
  COMMISSIONS        REPURCHASES
--------------------------------------------------------------------------------
       $0                $0                   $11,140                   --
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                                DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Distributor, in consideration of the services to be provided and the expenses to be incurred by the Distributor, distribution payments of 0.25% per year of the average daily net assets of the Fund. The payments made by the Fund under the Plan of Distribution will be used by the Distributor for the purpose of financing activities which are primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising the shares or Gabelli's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities (including the Distributor and its affiliates), and sales and marketing personnel of any of them, for sales of shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including Gabelli and its personnel) for providing services to shareholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses (including statements of additional information) of the

Fund and the preparation, production, and dissemination of sales, marketing and shareholder servicing materials; the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and record keeping, and third party consultancy or similar expenses relating to any activity for which payment is authorized by the Board; and the financing of any activity for which payment is authorized by the Board. To the extent any activity is one which the Fund may finance without a Distribution Plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

The Plan compensates the Distributor regardless of its expenses. Accordingly, it is possible that the Distributor could receive compensation under the Plan that exceeds the Distributor's costs and related distribution expenses, thus resulting in a profit to the Distributor. On the other hand, during periods when it believes the Fund's shares will be attractive to investors, the Distributor may, but is not required to, spend more on distribution activities than it receives under the Plan. The Plan is intended to benefit the Fund, among other things, by increasing its assets and thereby reducing the Fund's expense ratio.

Under its terms, the Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund's Board, including a majority of the Independent Trustees. The Plan may be amended to materially increase the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of the Plan must also be approved by the Board in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under the Plan, the Distributor will provide the Trustees with periodic reports of amounts expended under such Plan and the purpose for which such expenditures were made.


During the fiscal year ended December 31, 2006, the Fund incurred expenses under the Plan of approximately $84,098. Of this amount, $200 was attributable to advertising and promotion, $3,800 for printing, postage and stationery, $1,600 for overhead support expenses, $12,700 for salaries of personnel of the Distributor and $2,200 for third party servicing fees. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the NASD.


Pursuant to the Plan, the Fund pays the Distributor 0.25% of its average daily net assets of Fund Shares. Pursuant to the Distribution Agreement, the Fund appoints the Distributor as its general distributor and exclusive agent for the sale of the Fund's shares. The Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreement shall remain in effect from year to year provided that continuance of such agreement shall be approved at least annually (a) by the Fund's Board, including a vote of a majority of Independent Trustees cast in person at a meeting called for the purpose of voting on such approval or (b) by the vote of the holders of a majority of the outstanding securities of the Fund and by a vote of the Board. The Distribution Agreement may be terminated by either party thereto upon 60 days' written notice.


The amounts included in a previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board, the Fund also makes payments to the providers of these programs, out of its assets other than Rule 12b-1 payments, in amounts not greater than savings of expenses the Fund would incur in maintaining shareholder accounts for those who invest in the Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program's charges out of their financial resources other than Rule 12b-1 fees.


Shares of the Fund may also be purchased through shareholder agents that are not affiliated with the Fund or the Distributor. There is no sales or service charge imposed by the Fund, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund's shares in that account. It is the responsibility of the shareholder's agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Fund the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.


No Independent Trustee of the Fund had a direct or indirect financial interest in the operation of the Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli companies may be deemed to have an indirect financial interest.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.


Under the Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to the Distributor, a broker-dealer member of the NASD and an affiliate of the Adviser; and (2) pay commissions to brokers other than the Distributor which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Fund or other investment funds managed by the Adviser and its affiliates by brokers, including the Distributor, as a factor in its selection of brokers or dealers for the Fund's portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.


Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of such securities usually may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.


The policy of the Fund regarding purchases and sales of securities and options for its portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of potential and existing investments.


Research services furnished by brokers or dealers through which the Fund effect securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided and, based on such determinations, the Adviser has allocated brokerage commissions of $1,940 on portfolio transactions in the principal amount of $154,849 during the fiscal year ended December 31, 2006, to broker dealers who provided research services to the Adviser.


Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on
particular   companies  and   industries  as  well  as  market,   economic,   or
institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with the Distributor when it appears that, as an introducing broker or otherwise, the Distributor can obtain a price, execution, and commission, which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted procedures which provide that the commissions paid to the Distributor on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those the Distributor charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Fund's procedures contain requirements that the Board, including the Independent Trustees, review such commissions and transactions quarterly and procedures at least annually to determine their continuing appropriateness. The Adviser is also required to furnish reports and maintain records in connection with the reviews.


To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), the Distributor controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of the Distributor, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to the Distributor. The Distributor may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, the Distributor may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Fund's Board has expressly authorized the Distributor to effect such transactions; and (ii) the Distributor annually advises the Fund of the aggregate compensation it earned on such transactions.


The following table sets forth certain information regarding the Fund's payment of brokerage commissions for the fiscal years ended December 31 as indicated:



                                                                               Fiscal Year
                                                                                  Ended        Commissions PAID
                                                                              DECEMBER 31,
  Total Brokerage Commissions                                                     2004              $49,582
                                                                                  2005              $27,585
                                                                                  2006              $57,341

  Commissions paid to the Distributor                                             2004              $ 8,800
                                                                                  2005              $24,275
                                                                                  2006              $11,140

  % of Total Brokerage Commissions paid to the Distributor                        2006                19.43%

  % of Total Transactions involving Commissions paid to the Distributor           2006                10.41%


During the fiscal year ended December 31, 2006, the Fund did not acquire securities of its regular broker-dealers or their parents.

                              REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board of the Fund and taken at their value used in determining the Fund's NAV as described under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable.


Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the NAV of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder's name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.


The Fund imposes a redemption fee of 2.00% of the total redemption amount if you sell or exchange any of your shares within seven (7) days or less after the date of a purchase. The fee, its manner of calculation and exceptions to its applicability are discussed in the Fund's Prospectus. The fee is not a sales charge (load) and is paid directly to the respective Fund and not the Adviser or Distributor.

                        DETERMINATION OF NET ASSET VALUE

For purposes of determining the Fund's NAV, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.


Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such does not reflect fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the official closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchanges; and evaluation of any other information that could be indicative of the value of the security.


The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund's Board. Further information on fair valuation is provided in the Fund's Prospectus under "Pricing of Fund Shares."


In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund's NAV, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its NAV.


NYSE CLOSINGS. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.



                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless you have elected otherwise, be paid on the payment date fixed by the Fund's Board in additional shares of the Fund having an aggregate NAV as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions in cash or in additional shares may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. No sales charges or other fees are imposed upon shareholders in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.


GENERAL

Set forth  below is a  discussion  of  certain  U.S.  federal  income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares by U.S. persons. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to investors in light of their particular circumstances. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.



On December 31, 2006, the Fund's unused capital loss carryforwards were approximately $14,477,736. For federal income tax purposes, this amount is available to be applied against future capital gains of the Fund that are realized prior to the expiration of the applicable carryforward. $12,430,175 is available through 2010; $670,201 is available through 2011; $280,466 is available through 2012; and $1,096,894 is available through 2014.


TAX STATUS OF THE FUND

The Fund has qualified and intends to remain qualified to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer or of any two or more issuers that it controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest, and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, (unless an election is made by the Fund with a November or December year-end to use the Fund's fiscal year., and (3) all ordinary income and capital gains for previous years that were not distributed during such years and upon which no tax was imposed. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November, or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

DISTRIBUTIONS

Distributions  of  investment  company  taxable  income  are  taxable  to a U.S.
shareholder as ordinary income, whether paid in cash or shares. Qualified dividends from certain U.S. and non-U.S. corporations are taxable to U.S. shareholders at a reduced rate of 15% (5% for shareholders in lower tax brackets). This reduced rate is currently scheduled to apply to qualified dividends received prior to January 1, 2009 and thereafter revert to ordinary income rates. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations and to the extent the aggregate amount of such dividends do not exceed the aggregate dividends received by the Fund for the taxable year, may, subject to limitations, be eligible for the dividends received deduction. The alternative minimum tax applicable to corporations, however, may reduce the value of the dividends received deduction.

Capital gains may be taxed at different rates depending on how long the Fund held the asset giving rise to such gains. Distributions of the excess of net long-term capital gains over net short-term capital losses realized, if any, properly designated by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders at the rates applicable to long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions of net capital gains from assets held for one year or less will be taxable to shareholders at rates applicable to ordinary income.

To the extent that the Fund retains any net long-term capital gains, it may designate them as "deemed distributions" and pay a tax thereon for the benefit of its shareholders. In that event, the shareholders report their share of the Fund's retained realized capital gains on their individual tax returns as if it had been received, and report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is then added to the shareholder's cost basis for his shares. Shareholders who are not subject to U.S. federal income tax or tax on capital gains should be able to file a return on the appropriate form or a claim for refund that allows them to recover the tax paid on their behalf.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received.

Investors should be careful to consider the tax implications of buying shares of the Fund just prior to the record date of a distribution (including a capital gain dividend). The price of shares purchased at such a time will reflect the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

FOREIGN TAXES

The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. The Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations and consequently will not qualify to elect to treat any foreign taxes paid by the Fund as having been paid by the Fund's shareholders.

DISPOSITIONS

Upon a redemption, sale, or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and, for noncorporate shareholders, the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale, or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six month period would be a long-term capital loss to the extent of such distribution.

BACKUP WITHHOLDING

The Fund generally will be required to withhold U.S. federal income tax at a rate of 28% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

OTHER TAXATION

Distributions may be subject to additional state, local, and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). Non-U.S. investors should consult their own tax advisers regarding federal, state, local, and foreign tax considerations.

FUND INVESTMENTS

OPTIONS, FUTURES, AND FORWARD CONTRACTS. Any regulated futures contracts and certain options in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized. Code section 1092, which applies to certain straddles, may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under section 1092, the Fund may be required to postpone recognition of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or related options.

SHORT SALES. In connection with short sales by the Fund, the Fund will be subject to certain rules which may affect the character and timing of gain or loss recognized by the Fund for U.S. federal income tax purposes. Under these rules a short sale remains open until the Fund (as the short seller) delivers the security to the broker (as the lender) and closes the transaction. Any gain or loss realized by the Fund from closing a short sale will be short-term capital gain or loss if on the date of such short sale substantially identical securities have been held by the Fund for less than one year or the Fund acquires substantially identical securities after the time the short sale is entered into but prior to closing such short sale. The Fund expects to close out all of its short sales with such after-acquired securities. The Fund does not intend, however, to enter into short sales with respect to securities that it holds at the time of entering a short sale.

Special Code provisions applicable to Fund investments, discussed above, may affect the characterization of gains and losses realized by the Fund, and may accelerate recognition of income or defer recognition of losses. The Fund will monitor these investments and when possible will make appropriate elections in order to mitigate unfavorable tax treatment.

                       INVESTMENT PERFORMANCE INFORMATION

From time to time, the Fund may quote its performance in advertisements or in reports and other communications to shareholders, computed according to formulas prescribed by the SEC.

The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, when considering "average" total return figures for periods longer than one year, it is important to note that the Fund's annual total returns for any one year in the period might have been greater or less than the average for the entire period. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.



In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper, Inc. (a Reuters Company), Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical results and are not intended to indicate future performance. Shareholders may make inquiries regarding the Fund's total return figures to the Distributor.



In its reports, investor communications or advertisements, the Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors, and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality, and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of the portfolio manager of the Fund; (vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting the Fund and its investments; and (ix) other information of interest to investors.

                        DESCRIPTION OF THE FUND'S SHARES

The Fund is authorized to issue an unlimited number of shares of beneficial interest. Subject to approval by the Trustees of a plan under Rule 18f-3 of the 1940 Act, the Trustees of the Fund may, at any time, by resolution, authorize the division of shares into an unlimited number of series and the division of any series into two or more classes. There is currently a single series with a single class of shares designated as AAA.

Shareholders are entitled to one vote for each share held (and fractional votes for fractional shares) and may vote on the election of Trustees and on other matters submitted to meetings of shareholders. As a Delaware statutory trust, the Fund is not required, and does not intend, to hold regular annual shareholder meetings but may hold special meetings for the consideration of proposals requiring shareholder approval, such as changing fundamental policies. In addition, if the Trustees have not called an annual meeting of shareholders for any year by May 31 of that year, the Trustees will call a meeting of shareholders upon the written request of shareholders holding in excess of 50% of the affected shares for the purpose of removing one or more Trustees or the termination of any investment advisory agreement. The Declaration of Trust provides that the Fund's shareholders have the right, upon the vote of more than two-thirds of its outstanding shares, to remove a Trustee. Except as may be required by the 1940 Act or any other applicable law, the Trustees may amend the Declaration of Trust in any respect without any vote of shareholders to make any change that does not (i) impair the exemptions from personal liability as provided therein or (ii) permit assessments on shareholders. Shareholders have no preemptive or conversion rights except with respect to shares that may be denominated as being convertible or as otherwise provided by the Trustees or applicable law. The Fund may be (i) terminated upon the affirmative vote of a majority of the Trustees or
(ii) merged or consolidated with, or sell all or substantially all of its assets to another issuer, if such transaction is approved by the vote of two-thirds of the Trustees without any vote of the shareholders, in each case except as may be required by the 1940 Act or any other applicable law. If not so terminated, the Fund will continue indefinitely.

The Fund's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Under Delaware law, shareholders of such a trust may not be held personally liable as partners for a trust's obligations.

                              FINANCIAL STATEMENTS

The Fund's Financial Statements for the fiscal year ended December 31, 2006, including the Report of E&Y, are incorporated herein by reference to the Fund's Annual Report. The Fund's Annual Report is available upon request and without charge by calling 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com. Ernst & Young LLP provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings.